EXHIBIT 4.1


NUMBER _____                                                     _____ SHARES
COMMON SHARES                                                   COMMON SHARES

                                  KFX INC.
            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

TRANSFERABLE IN THE CITIES OF NEW                         CUSIP 48245L 10 7
YORK, N.Y., RIDGEFIELD PARK, N.J.                           SEE REVERSE FOR
     OR SALT LAKE CITY, U.T.                            CERTAIN DEFINITIONS

THIS CERTIFIES THAT
                                                   [SPECIMEN]

IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE $.001 EACH OF KFX INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                              [CORPORATE SEAL]

Countersigned and Registered:                       Countersigned and Registered:
Interwest Transfer Company, Inc.                    Chemical Mellon Sharesholder Services, L.L.C.
1981 East Murray Holladay Road, Suite 100           Co-Transfer Agent and Registrar
Salt Lake City, Utah 84117                          By
Transfer Agent and Registrar                        Authorized Signaure
By
Authorized Signature

  -----------------------                             -----------------------
        SECRETARY                                             PRESIDENT



                             [REVERSE OF NOTE]

                                  KFX INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenants in common                 UNIF GIFT MIN ACT -
TEN ENT -   as tenants by the entireties
                                                      ___Custodian___

                                                (Cust)                 (Minor)
JT TEN -    as joint tenants with rights of    under Uniform Gifts to Minor Act
            survivorship and not as tenants
            in common                              _______________________
                                                          (State)

                Additional abbreviations may also be used though not in the above list.

For Value received, _______ hereby sell, assign and transfer unto


Please insert social security or other
identifying number of assignee
_______________________________________
|                                      |
|______________________________________|
-----------------------------------------------------------------------------
------------------------------------
(please print or typewrite name and address, including zip code, of assignee)

Shares of the Common Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________ to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:
       -------------------

                                       ___________________
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT
                                       ACCELERATION OR ENLARGEMENT OR ANY
                                       CHANGE WHATEVER.

SIGNATURES(S) GUARANTEED

BY:
    ---------------------------------------
    THE SIGNATURE(S) SHOULD BE GUARANTEED
    BY AN ELIGIBLE GUARANTOR INSTITUTION.
    (BANKS, STOCKBROKERS, SAVINGS AND LOAN
    ASSOCIATIONS AND CREDIT UNIONS) WITH
    MEMBERSHIP IN AN APPROVED SIGNATURE
    GUARANTEE MEDALLION PROGRAM PURSUANT TO
    S.E.C. RULE 17AD-15.